UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2020
HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55580 (Commission File Number)	81-0862795 (IRS Employer Identification No.)
332 S Michigan Avenue, Ninth Floor Chicago, IL 60604 (Address of Principal Executive Offices)
312-583-7990 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01. Other Events.
As previously announced, the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Highlands REIT, Inc. (the “Company”) will be held on June 4, 2020 at 9:00 a.m., Mountain Daylight Time. In light of public health concerns regarding the coronavirus disease 2019 (COVID-19) pandemic, and to protect the health and safety of our stockholders and other attendees, the Company’s board of directors (the “Board”) determined on May 13, 2020 that the Annual Meeting will be held in a virtual meeting format only, via audio webcast. Though stockholders will not be able to attend the Annual Meeting in person, stockholders of record at the close of business on March 20, 2020 and guests will have the ability to attend by virtual means at https://www.meetingcenter.io/284997876.
To login to and attend the Annual Meeting, attendees have two options: join as a “Stockholder” or join as a “Guest.” Joining as a “Stockholder” will enable a stockholder to vote their shares at the meeting. To join as a “Stockholder,” stockholders will be required to enter the 14-digit control number found on the Proxy Card (the “Card”) or Notice of Availability of Proxy Materials (the “Notice”) they previously received. To vote their shares during the meeting, stockholders will need their control number and the 8-digit security code found on the Card or Notice they previously received. The password for the meeting is HHDS2020.
Stockholders that hold their shares through a broker, bank or other intermediary and want to join the meeting as a “Stockholder” must register in advance by 5:00 p.m. Eastern Standard Time on June 1, 2020. To do this, stockholders must send an email with the subject line “Legal Proxy” to shareholdermeetings@computershare.com that includes the stockholder’s name, address and an image of a legal proxy in the stockholder’s name from the broker, bank or other nominee that holds their shares. After completing this process, the stockholder will receive an Annual Meeting control number from the Company’s virtual meeting provider. If a stockholder holds shares through the Company’s transfer agent, Computershare, they do not need to preregister. The Annual Meeting control number will be listed in the gray bar on the Card or Notice that the stockholder previously received, or in the email the stockholder received with their voting instructions.
Stockholders may submit questions pertinent to meeting matters by sending an email that includes the stockholder’s name and address to inquiries@highlandsreit.com with the subject line “Annual Meeting Question” by 5:00 p.m. Eastern Standard Time on May 29, 2020. Due to time constraints, the Company may limit the number of questions addressed during the meeting, but intends to respond to all properly submitted questions that are not addressed at the Annual Meeting via email in due course.
The Board unanimously recommends that stockholders vote FOR all of the nominees for director in Proposal 1, and FOR Proposal 2. Each stockholder’s vote is important, no matter how many or few shares they own. To ensure that each stockholder’s shares are represented at the meeting, the Company requests that stockholders please vote today by telephone, via the internet, or by signing, dating and returning their proxy card in the envelope provided. If a stockholder has already voted, they do not need to vote again.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: May 19, 2020	By:	/s/ Robert J. Lange
	Name:	Robert J. Lange
	Title:	Executive Vice President, General Counsel and Secretary